UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 24, 2008

                        CROSS ATLANTIC COMMODITIES, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                    333-1311294                 76-0768756
         ------                    -----------                 ----------
(State of Incorporation)     (Commission File Number)        (IRS Employer
                                                          Identification No.)


                  4581 Weston Road Suite #273 Weston, FL 33331
          (Address of principal executive offices, including zip code)

                                 (954) 678-0698
              (Registrant's telephone number, including area code)



                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On May 14, 2008, Cross Atlantic Commodities, Inc., a Nevada corporation (the "Company"), had filed a Certificate of Amendment (the "Amendment") to the Company's Certificate of Incorporation with the Secretary of State of the State of Nevada. In the Amendment, the Company's authorized Common Stock was erroneously increased from 200 million (200,000,000) shares to 4.9 billion (4,900,000,000) shares and the par value per share was changed from $0.01 per share to $0.0001 per share. Additionally, the "Effective Date of Filing" was erroneously declared as "immediately." Notwithstanding, the authorization of 20 million (20,000,000) shares of Preferred Stock with no par value per share, was correctly stated. However, the Amendment erroneously omitted the declaration that, pursuant to the relevant provisions of the Nevada Revised Statutes, the Board of Directors of the Company shall have the right to designate and issue one or more series of the Preferred Stock with all rights and privileges as determined by the Board by filing one or more Certificates of Designation with the Secretary of State of the State of Nevada.

         On June 24, 2008, the Company filed a Certificate of Correction with the Secretary of State of the State of Nevada therein revising the Amendment. In the Certificate of Correction, the number of authorized shares of Common Stock was increased from 200 million (200,000,000) to 1.0 billion (1,000,000,000) and the par value of the Common Stock was changed from $0.01 per share to $0.0001 per share, effective on July 14, 2008. The Company also added the declaration regarding its authorization of no par value Preferred Shares, that pursuant to the relevant provisions of the Nevada Revised Statutes, the Board of Directors of the Company shall have the right to designate and issue one or more series of the Preferred Stock with all rights and privileges as determined by the Board by filing one or more Certificates of Designation with the Secretary of State of the State of Nevada. All of the remaining terms of the Certificate of Incorporation and the Amendment remain in full force and effect.

         As of the date of filing this Current Report on Form 8-K, there are 25,354,340 and 0 shares of Common Stock and Preferred Stock, respectively, issued and outstanding.

         The amendment was approved by the Company's Board of Directors on April 22, 2008. The Certificate of Correction was approved by the Company's Board of Directors on June 10, 2008

         In connection with the above-referenced Amendment to the Company's Certificate of Incorporation, on June 12, 2008, the Company filed a Preliminary Information Statement on Schedule 14C pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended. The Company filed a Definitive Information Statement with the SEC on June 23, 2008 and commenced mailing such Definitive Information Statement to the Company's stockholders on June 23, 2008.


Item 9.01      Financial Statements and Exhibits.

         (c)   Exhibits -

Exhibit No.    Description
------------- ------------------------------------------------------------------
    3.1        Certificate of Amendment, dated May 14, 2008, to the
               Certificate of Incorporation of Cross Atlantic Commodities,
               Inc.
------------- ------------------------------------------------------------------
    3.2        Certificate of Correction, dated June 24, 2008, to the
               Amendment to the Certificate of Incorporation of the Cross
               Atlantic Commodities, Inc.
------------- ------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 24, 2008

                                               CROSS ATLANTIC COMMODITIES, INC.


                                               By:    /s/ JORGE BRAVO
                                                      ------------------
                                               Name:  Jorge Bravo
                                               Title: President